Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2017
Quarterly Financial Data [Abstract]
Schedule of Quarterly Financial Information [Table Text Block]
Due to the seasonal fluctuations and other factors of OG&E's business, the operating results for interim periods are not necessarily indicative of the results that may be expected for the year. In OG&E's opinion, the following quarterly financial data includes all adjustments, consisting of normal recurring adjustments, necessary to fairly present such amounts. Summarized quarterly unaudited financial data is as follows:

Quarter Ended (In millions)		March 31	June 30	September 30	December 31	Total
Operating revenues	2017	$456.0	$586.4	$716.8	$501.9	$2,261.1
	2016	$433.1	$551.4	$743.9	$530.8	$2,259.2
Operating income	2017	$45.6	$145.7	$243.6	$92.2	$527.1
	2016	$38.8	$131.8	$257.3	$81.8	$509.7
Net income	2017	$16.2	$86.2	$161.5	$41.6	$305.5
	2016	$6.1	$72.3	$159.9	$45.8	$284.1